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                                                                    Exhibit 99.1

[LOGO OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED]

FOR IMMEDIATE RELEASE
CONTACT:
Jordan Darrow
Vice President, Investor Relations
PRIMUS Telecommunications Group
(212) 703-0116


    PRIMUS TELECOMMUNICATIONS ANNOUNCES THE ELECTION OF NICK EARLE, PRESIDENT
        ARIBA EUROPE, MIDDLE EAST AND AFRICA, TO ITS BOARD OF DIRECTORS


     McLEAN, VA -- February 7, 2001 -- PRIMUS Telecommunications Group, Incorporated (Nasdaq: PRTL), a global facilities-based Total Service Provider offering an integrated portfolio of data, Internet, e-commerce, applications hosting and voice services, announced today the election of Nick Earle, President and General Manager for Ariba Inc.'s (Nasdaq: ARBA) Europe, Middle East and Africa (EMEA) regions, to the Company's Board of Directors effective February 7, 2001. The addition of Mr. Earle as the fifth non-executive Director expands PRIMUS's Board to seven members.

     "Known as an Internet visionary with two decades of e-business and network technology experience and first-hand knowledge of the European market, Nick is an extraordinary addition to PRIMUS's Board of Directors," said K. Paul Singh, Chairman and Chief Executive Officer of PRIMUS. "Nick's expertise in technology issues and business-to-business marketing strategies strengthens the collective talents of our Board, which includes experienced executive management of fast growing communications and technology companies, global thought leadership, financial acumen and entrepreneurial spirit. We look forward to Nick's contributions to fulfilling our mission of becoming a global IP powerhouse."

     Mr. Earle joined Ariba, the leading business to business (B2B) eCommerce platform and network services provider, in 2000 as President and General Manager for its EMEA region. Prior to Ariba, he spent 18-years with Hewlett-Packard Corp., playing a key role in shaping the company's Internet strategy, including serving as President of HP's e-Services.Solutions.group and in charge of funding a network of Internet startups. While at HP, Mr. Earle helped launch the Ariba Commerce Services Network, which allows businesses who use Ariba's solutions to connect to suppliers and services over the Internet. Recognized by FORTUNE magazine for his contribution to the e-business industry, Mr. Earle is a pioneer of delivering advanced applications to help businesses derive value from the Internet. He also co-authored "From .com to .profit," a book published by Jossey-Bass about successful Internet business practices.

     Mr. Earle, 43, holds a Bachelor of Science and an honorary doctorate of science from the University of Liverpool and is an honorary Fellow at the MBA Management School in Bradford, England. He resides in England, his home country, which is also the location of PRIMUS's European headquarters.

PRIMUS Telecommunications Group, Incorporated (Nasdaq: PRTL) is a global facilities-based Total Service Provider offering bundled data, Internet, digital subscriber line (DSL), e-commerce, web hosting, enhanced application, virtual private network (VPN), voice and other value-added services. The Company owns and operates an extensive global network of owned and leased transmission facilities, including over 300 IP points-of-presence (POPs) and Internet peering relationships throughout the world, ownership interests in over 23 undersea fiber optic cable systems, 23 international gateway and domestic switches, a satellite earth station and a variety of operating relationships that allow the Company to deliver traffic worldwide. PRIMUS has been expanding its e-commerce and Internet capabilities with the deployment of a global state-of-the-art broadband fiber optic ATM+IP network. Founded in 1994 and based in McLean, VA, the Company serves corporate, small- and medium-sized business, residential and data, ISP and telecommunication carrier customers primarily located in the North America, Europe and Asia-Pacific regions of the world. News and information are available at the Company's Web site at WWW.PRIMUSTEL.COM.

Ariba, Inc. is the leading business-to-business (B2B) eCommerce platform provider. Through the Ariba B2B Commerce Platform - an open, end-to-end infrastructure of interoperable software solutions and hosted Web-based commerce services -- the company enables efficient online trade, integration and collaboration between B2B marketplaces, buyers, suppliers and commerce service providers. The global reach and best-of-breed functionality of the Ariba B2B Commerce Platform creates Internet-driven economies of scale and process efficiencies for leading companies around the world. Ariba can be contacted in the U.S. at 650-930-6200 or at WWW.ARIBA.COM (HTTP://WWW.ARIBA.COM).


NOTE: Ariba and the Ariba logo are registered trademarks of Ariba, Inc. in the United States and in other countries. The Ariba B2B Commerce Platform, Ariba Buyer and Ariba Commerce Services Network are trademarks of Ariba Inc. All other trademarks are property of their respective owners.

                                       ***



THE STATEMENTS IN THIS RELEASE ARE "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. SUCH STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, ARE NOT STRICTLY HISTORICAL STATEMENTS, AND MAY DIFFER MATERIALLY FROM ACTUAL RESULTS. FORWARD LOOKING STATEMENTS INCLUDE WITHOUT LIMITATION, THOSE REGARDING MANAGEMENT'S PLANS, GOALS, EXPECTATIONS, GUIDANCE, OBJECTIVES, STRATEGY, AND TIMING FOR FUTURE OPERATIONS AND PRODUCTS SUCH AS ROLL-OUT OF OUR NETWORK OR DATA CENTERS, PRODUCT PLANS AND PERFORMANCE, PREDICTIONS OR EXPECTATIONS OF FUTURE GROWTH, MANAGEMENT'S ASSESSMENT OF MARKET FACTORS, THE AVAILABILITY OF FINANCING AND FUTURE FINANCIAL PERFORMANCE. AMONG FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY ARE CHANGES IN BUSINESS CONDITIONS; CHANGES IN THE TELECOMMUNICATIONS OR INTERNET INDUSTRY OR THE GENERAL ECONOMY OR CAPITAL MARKETS; DSL, INTERNET AND TELECOM COMPETITION; CHANGES IN SERVICE OFFERINGS OR BUSINESS STRATEGIES; INABILITY TO LEASE SPACE FOR DATA CENTERS AT COMMERCIALLY REASONABLE RATES; DIFFICULTY IN PROVISIONING VOICE OVER IP SERVICES; CHANGES IN THE REGULATORY SCHEMES AND REGULATORY ENFORCEMENT IN THE MARKETS IN WHICH WE OPERATE; RESTRICTIONS ON OUR ABILITY TO FOLLOW CERTAIN STRATEGIES OR COMPLETE CERTAIN TRANSACTIONS AS A RESULT OF OUR CAPITAL STRUCTURE OR DEBT COVENANTS; THE POSSIBLE INABILITY TO RAISE CAPITAL WHEN NEEDED, OR AT ALL; RISKS ASSOCIATED WITH PRIMUS'S LIMITED DSL, INTERNET AND WEB-HOSTING EXPERIENCE AND EXPERTISE, ENTRY INTO DEVELOPING MARKETS, THE POSSIBLE INABILITY TO HIRE AND/OR RETAIN QUALIFIED SALES, TECHNICAL AND OTHER PERSONNEL, PARTICULARLY AS WE CONTINUE TO ATTEMPT TO GROW OUR DATA-CENTRIC SERVICES, AND MANAGING RAPID GROWTH; AND RISKS ASSOCIATED WITH INTERNATIONAL OPERATIONS (INCLUDING FOREIGN CURRENCY TRANSLATION RISKS); DEPENDENCE ON EFFECTIVE INFORMATION SYSTEMS; DEPENDENCE ON THIRD PARTIES TO ENABLE US TO EXPAND AND MANAGE OUR GLOBAL NETWORK AND OPERATIONS; AND DEPENDENCE ON THE IMPLEMENTATION AND PERFORMANCE OF PRIMUS'S GLOBAL ATM+IP COMMUNICATIONS NETWORK. THESE FACTORS ARE DISCUSSED MORE FULLY IN PRIMUS'S PUBLIC FILINGS, INCLUDING ITS MOST RECENT 10Q AND 10K FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE THESE STATEMENTS WERE MADE. PRIMUS DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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